UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            March 2, 2006
                                                     ---------------------------

                           The Jackson Rivers Company
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             (Exact name of registrant as specified in its charter)

Florida                                  333-70932            65-1102865
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(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)

        5520 Wellesly Street, Suite 109, La Mesa, California            91942
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              (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (619) 615-4242


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 1 - Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

         Not applicable.

Item 1.02         Termination of a Material Definitive Agreement.

         Not applicable.

Item 1.03         Bankruptcy or Receivership.

         Not applicable.

Section 2 - Financial Information

Item 2.01         Completion of Acquisition or Disposition of Assets.

         Not applicable.

Item 2.02         Results of Operations and Financial Condition.

         Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not applicable.

Item 2.05         Costs Associated with Exit or Disposal Activities.

         Not applicable.

Item 2.06         Material Impairments.

         Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

         Not applicable.

Item 3.02         Unregistered Sales of Equity Securities.

         Not applicable.

Item 3.03         Material Modification to Rights of Security Holders.

         See Item 5.03.

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

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01         Changes in Control of Registrant.

         Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

         On March 2, 2006, we filed articles of amendment to our articles of incorporation with the Florida Secretary of State (the "Amendment") to amend the conversion rate for our series A preferred stock. Pursuant to the Amendment, each share of series A preferred stock will convert into 1 share of our common stock. Prior to the Amendment, each share of series A preferred stock was convertible into 1,000 shares of our common stock. The Amendment was unanimously approved by our board of directors and all holders of series A preferred stock.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.

Section 6 - [Reserved]

         Not applicable.

Section 7 - Regulation FD

Item 7.01         Regulation FD Disclosure.

         Not applicable.

Section 8 - Other Events

Item 8.01         Other Events.

         Not applicable.


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

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit
                  Number            Description
                  ------            -----------

                  3.1 Articles of Amendment to the Certificate of Incorporation of The Jackson Rivers
                                    Company amending the terms of the Series A
                                    Preferred Stock, filed with the Florida
                                    Secretary of State on March 2, 2006.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE JACKSON RIVERS COMPANY

                                  (Registrant)

Date:  March 6, 2006              By: /s/ Jeffrey W. Flannery
                                     -------------------------------------------
                                     Jeffrey W. Flannery, Chief Executive
                                     Officer, Chief Financial
                                     Officer, Treasurer and Secretary


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